Exhibit 21.1

Subsidiaries of Cole Credit Property Trust V, Inc.

Entity Name	Jurisdiction of Formation/Incorporation
ARCP AN Arkadelphia AR, LLC	Delaware
ARCP AS Cartersville GA, LLC	Delaware
ARCP BC Bangor ME, LLC	Delaware
ARCP BK Yukon OK, LLC	Delaware
ARCP BP Portage IN, LLC	Delaware
ARCP CV Riverton NJ, LLC	Delaware
ARCP DG Athens WV, LLC	Delaware
ARCP DG Autaugaville AL, LLC	Delaware
ARCP DG Bluefield (Maple Acres) WV, LLC	Delaware
ARCP DG Braham MN, LLC	Delaware
ARCP DG Charleston (Midland) WV, LLC	Delaware
ARCP DG Charleston WV, LLC	Delaware
ARCP DG Clarion IA, LLC	Delaware
ARCP DG Collinsville AL, LLC	Delaware
ARCP DG Dothan, AL LLC	Delaware
ARCP DG Elmwood IL, LLC	Delaware
ARCP DG Glouster OH, LLC	Delaware
ARCP DG Huntington WV (Norway), LLC	Delaware
ARCP DG Huntington WV, LLC	Delaware
ARCP DG Junction City OH, LLC	Delaware
ARCP DG Lineville AL, LLC	Delaware
ARCP DG Oneonta AL, LLC	Delaware
ARCP DG Pipestone MN, LLC	Delaware
ARCP DG Ridgeley WV, LLC	Delaware
ARCP DG Selma (County Road 79) AL, LLC	Delaware
ARCP DG Selma AL, LLC	Delaware
ARCP DG Semmes AL, LLC	Delaware
ARCP DG Shorter AL, LLC	Delaware
ARCP DG Sissonville WV, LLC	Delaware
ARCP DG South Charleston WV, LLC	Delaware
ARCP DG Talladega AL, LLC	Delaware
ARCP DG Virden IL, LLC	Delaware
ARCP DG Wakarusa IN, LLC	Delaware
ARCP DG Willard MO, LLC	Delaware
ARCP DG Wolcottville IN, LLC	Delaware
ARCP FD 2014 ALB Portfolio IV, LLC	Delaware
ARCP FD Bearden AR, LLC	Delaware
ARCP FD Hobbs NM, LLC	Delaware
ARCP FD Morgan UT, LLC	Delaware
ARCP FD New Roads LA, LLC	Delaware
ARCP FD Roswell NM, LLC	Delaware
ARCP FD Salina UT, LLC	Delaware
ARCP GP UO Portfolio I, LLC	Delaware
ARCP GS Lafayette IN, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
ARCP KG Bay City MI, LLC	Delaware
ARCP MF Draper UT, LLC	Delaware
ARCP MF Lake City FL, LLC	Delaware
ARCP MF Raleigh NC, LLC	Delaware
ARCP MT Abilene TX, LLC	Delaware
ARCP MT Bowling Green KY, LLC	Delaware
ARCP MT Douglasville (Chapel Hill) GA, LLC	Delaware
ARCP MT Houma LA, LLC	Delaware
ARCP MT Lawton OK, LLC	Delaware
ARCP MT Louisville KY, LLC	Delaware
ARCP MT Muncie IN, LLC	Delaware
ARCP MT Rockford IL, LLC	Delaware
ARCP MT Salina KS, LLC	Delaware
ARCP OR Bennettsville SC, LLC	Delaware
ARCP OR Iron Mountain MI, LLC	Delaware
ARCP QS Austintown OH, LLC	Delaware
ARCP RC Murphy TX, LLC	Delaware
ARCP RC Reno NV, LLC	Delaware
ARCP SS North Kingstown RI, LLC	Delaware
ARCP TS Blytheville AR, LLC	Delaware
ARCP TS Midland NC, LLC	Delaware
ARCP UO Portfolio I, LP	Delaware
ARCP VM Taylor MI, LLC	Delaware
ARCP WD Amite LA, LLC	Delaware
ARCP WE Chicago IL, LLC	Delaware
ARCP WG Clinton Township MI, LLC	Delaware
ARCP WG Edmond OK, LLC	Delaware
ARCP WG Greenville OH, LLC	Delaware
ARCP WG Harrison AR, LLC	Delaware
ARCP WG Indianapolis (Washington) IN, LLC	Delaware
ARCP WG Kilgore TX, LLC	Delaware
ARCP WG Lees Summit (Langsford) MO, LLC	Delaware
ARCP WG Portfolio I, LLC	Delaware
ARCP WG Portfolio II, LLC	Delaware
ARCP WG Siloam Springs AR, LLC	Delaware
ARCP WG Slidell LA, LLC	Delaware
Cole AA Fairmont NC, LLC	Delaware
Cole AH Pearland TX, LLC	Delaware
Cole BE Portfolio II, LLC	Delaware
Cole BJ Fort Myers FL, LLC	Delaware
Cole CC Salt Lake City UT, LLC	Delaware
Cole CCPT V Acquisitions, LLC	Delaware
Cole CW Fort Myers FL, LLC	Delaware
Cole DG Logansport IN, LLC	Delaware
Cole DG Moundridge KS, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole DU Denton TX, LLC	Delaware
Cole DU Noblesville IN, LLC	Delaware
Cole GS Heber City UT, LLC	Delaware
Cole GS Juneau AK, LLC	Delaware
Cole GS Lawrence KS, LLC	Delaware
Cole GS Omaha NE, LLC	Delaware
Cole MT Allen Park MI, LLC	Delaware
Cole MT Derby KS, LLC	Delaware
Cole MT Jacksonville NC, LLC	Delaware
Cole Operating Partnership V, LP	Delaware
Cole PS Waterford WI, LLC	Wisconsin
Cole PS Waupaca WI, LLC	Wisconsin
Cole TS Carlyle IL, LLC	Delaware
Cole TS Logan WV, LLC	Delaware
Cole TS Shelbyville IL, LLC	Delaware
CRI REIT V, LLC	Delaware
VEREIT AA Hampton VA, LLC	Delaware
VEREIT AA Stratford CT, LLC	Delaware
VEREIT GS Ypsilanti MI, LLC	Delaware
VEREIT KO Eagan MN, LLC	Delaware
VEREIT LO Hermitage PA, LLC	Delaware
VEREIT OFC Rogers AR, LLC	Delaware
VEREIT OR Flowood MS, LLC	Delaware